SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2003

COINSTAR, INC.
(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.
1800 – 114th Avenue SE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip Code)

(425) 943-8000
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On January 13, 2003, Coinstar, Inc. (“Coinstar”) issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1    Press Release dated January 13, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.
By:	/s/ DIANE L. RENIHAN
Diane L. Renihan
Chief Financial Officer

Dated: January 13, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 13, 2003

3